UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE U.S. GOLD CORP. 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMber 9, 2020

DATE: November 9, 2020

TIME: AT 8:00 AM (PACIFIC TIME)

LOCATION: VIRTUAL MEETING – VISIT WWW.USGOLD.VOTE for information.

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING A FORM OF THIS NOTICE, THE PROXY STATEMENT AND ANNUAL REPORT) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.usgold.vote. To submit your proxy while visiting this site, you will need the control ID in the box above.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.usgold.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 5:00 PM EASTERN TIME November 8, 2020.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE October 19, 2020.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.usgold.vote	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the VIRTUAL meeting and vote aT THE MEETING: PLEASE VISIT WWW.USGOLD.VOTE FOR INFORMATION ON HOW TO PARTICIPATE IN THE COMPANY’S VIRTUAL MEETING. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Voting items

The board of directors recommends that you vote “for” the following:

1.	To approve, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series H Convertible Preferred Stock, par value $0.001 per share in excess of 20% of our common stock outstanding.

2.	To approve, pursuant to Nasdaq listing rules 5635(a) and 5635(d), of the potential issuance of shares of our common stock upon (i) the conversion of Series I Convertible Preferred Stock, par value $0.001 per share in excess of 20% of our common stock outstanding and (ii) the exercise of certain warrants in excess of 20% of our common stock outstanding, in each case, issued in a private placement.

3	To elect the nominees named in this proxy statement to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

4.

To approve the amendment to the U.S. Gold Corp. 2020 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 836,385, to a total of 1,167,095 shares.

5.	To ratify the appointment of Marcum LLP as our independent registered public accountant for the fiscal year ending April 30, 2021.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON September 18, 2020 AS THE RECORD DATE. Only holders of our common stock as of the close of business on September 18, 2020 are entitled to notice of, and to vote at THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!